PXP 3rd Quarter 2008 Conference Call November 2008 3rd Quarter 2008 Conference Call November 2008 Exhibit 99.2

Innovative    Balanced    Experienced
PXP is an independent oil and gas company primarily engaged in the activities of acquiring, developing, exploring and producing oil and gas in its core areas of operation: California, Texas, Louisiana
and
Gulf of Mexico.
PXP is headquartered in Houston, Texas.
PXP
www.pxp.com

PXP
Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores – Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Hance V. Myers – Vice President Investor Relations
Joanna Pankey – Manager, Investor Relations
& Shareholder Services
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com
Except for the historical information contained herein, the
matters discussed in this presentation are “forward-looking
statements” as defined by the Securities and Exchange
Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other
factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of
known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, completion of the recently announced asset sale, uncertainties inherent in the exploration for and development and production of oil & gas and in estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition,
regulatory changes and other factors discussed in PXP’s filings with the Securities and Exchange Commission.

PXP
2009 Strategy
Strong Earnings and Balance Sheet Position Us to
Take Advantage of a Challenging Operating and
Financial Environment
Strong Liquidity Position Plus Substantial MTM Value
of Derivative Positions
2009 Capital Expenditures Well Within Projected
Cash Flow Using $80 Oil and $7 Natural Gas
Significant Progress in the Execution of Multiple High
Impact Projects...Haynesville, T-Ridge, Flatrock,
Friesian and South Timbalier
Significant Asset Growth Potential With 2 Billion BOE
of Resource Potential

PXP
Income Statement Summary
For Period Ending September 30, 2008
$     7.72 $     4.50 EPS (diluted)
$   859.6 $   493.1 Net Income
(1)
1,374.9 787.6 Income Before Income Tax
1,062.7 386.4 Income From Operations
421.4 143.2 DD&A & Accretion Expense
114.5 29.4 General & Administrative Expense
476.7 160.5 Production Costs
$2,075.3 $   719.5 Revenues
Nine Months Three Months
(Millions)
(1) Includes an after-tax gain on mark-to-market derivative contracts of approximately $282.4 million and $243.9 million for the three and nine months ended September 30, 2008.

PXP
Balance Sheet Summary
104.4 405.7 Other
$9,693.3 $10,635.9
3,338.2 3,936.8 Stockholders’ Equity
1,959.4 1,931.8  Deferred Income Tax
272.6 308.6 Other Long-term Liabilities
3,305.0 3,534.1 Long-term Debt
(1)
$   818.1 $     924.6 Current Liabilities
$9,693.3 $10,635.9
536.8 535.3 Goodwill
8,377.2 9,189.9 PP&E Net
$   674.9 $     505.0 Current Assets
December 2007 September 2008
(Millions)
(1) Does not reflect the pending $1.25 billion Permian and Piceance divestiture expected to close on or about 12/01/08.

PXP
Capital Allocation
10%
80%
10%
2008E
$1.2 billion
2009E
$1.15 billion
10%
40%
50%
Development Development-Haynesville
Operational
Capital Program
Excludes acquisition capital.
Development capital includes exploitation, capitalized interest and G&A costs.
2008 Capital Program does not include the initial $1.65 billion paid for Haynesville acreage.
Exploration
6
Rigs
Avg.
26
Rigs Avg.

PXP
$400
$600
$500
$1,000 (2)
0
500
1,000
1,500
2,000
2,500
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Financial Strength
Strong Liquidity With No Near Term Debt Maturities
(1) Pro forma 9/30/08 for Permian and Piceance divestiture which is expected to close 12/01/08.
(2) Pro Forma bank debt as of 9/30/08 for Permian and Piceance divestiture which is expected to close 12/01/08 (net of taxes, fees and cash equivalents).
Available Credit Facility       Hedges MTM      PF Bank Debt  Senior Notes
Liquidity, Mark-to-Market  and Debt Maturity Profile
Millions
$930
Hedges
MTM
10/31/08
$1,300
Available
Liquidity
(1)

PXP
0
75
150
225
2009 Hedge Positions
Based on Estimated 2008 Production Volumes
MBLSD
0
25
50
75
100
Oil
Production
$106
Puts
$55
Puts
Natural Gas
Production
$10 - $20
Collars
Physical
Purchase
MMCFD
Total PXP Commodity Derivative Assets
Mark-to-Market as of 10/31/08: +$900 MM

PXP
Oil            Gas
369 Proved Reserves
230 Dev. Resource
369 Proved Reserves
230 Dev. Resource
507 MMBOE Proved Reserves
+
2 Billion BOE Resource Potential
39 Proved Reserves
31 Dev. Resource
100 Expl. Resource
39 Proved Reserves
31 Dev. Resource
100 Expl. Resource
Vietnam
75 Expl. Resource
Vietnam
75 Expl. Resource
Amounts in MMBOE unless otherwise stated.
Reserves: As of 12/31/07 pro forma for 2008 asset divestments and acquisitions closed & pending.
The shaded area is for illustrative purposes only and does not reflect actual lease acreage.
54 Proved Reserves
1004 Dev. Resource
480 Expl. Resource
54 Proved Reserves
1004 Dev. Resource
480 Expl. Resource
45 Proved Reserves
82 Dev. Resource
45 Proved Reserves
82 Dev. Resource

PXP
2 Billion BOE Resource Potential
Potential Reserves
950 MMBOE
230 MMBOE
82 MMBOE
54 MMBOE
31 MMBOE
~1.35 Billion BOE
Development Resource Potential
Region
Haynesville
California
Panhandle
Gulf of Mexico
Rockies
~650 Million BOE
Exploration Resource Potential
Potential Reserves
100 MMBOE
480 MMBOE
75 MMBOE
Region
Rockies - Eagle
Gulf of Mexico
Vietnam

PXP 3rd Quarter 2008 Conference Call November 2008 3rd Quarter 2008 Conference Call November 2008